Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                        EMPIRE FEDERAL BANCORP, INC.
------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                        EMPIRE FEDERAL BANCORP, INC.
------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
               N/A
------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
               N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
               N/A
------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
               N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
               N/A
------------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
               N/A
------------------------------------------------------------------------------
(3)  Filing party:
               N/A
------------------------------------------------------------------------------
(4)  Date filed:
               N/A
------------------------------------------------------------------------------

                               April 20, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Empire Federal Bancorp, Inc., the holding company for Empire Bank. The meeting will be held at the main office of Empire Bank, 123 South Main Street, Livingston, Montana, on Tuesday, May 22, 2001, at 12:30 p.m., Mountain Daylight Savings Time.

     The attached Notice of the Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     To ensure proper representation of your shares at the meeting, the Board of Directors requests that you sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible, even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     We look forward to seeing you at the meeting.

                                    Sincerely,


                                    /s/William H. Ruegamer
                                    William H. Ruegamer
                                    President and Chief Executive Officer

                       EMPIRE FEDERAL BANCORP, INC.
                          123 SOUTH MAIN STREET
                              P.O. BOX 1099
                        LIVINGSTON, MONTANA  59047
                             (406) 222-1981
----------------------------------------------------------------------------
                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON MAY 22, 2001
----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Empire Federal Bancorp, Inc. ("Company") will be held at the main office of Empire Bank, 123 South Main Street, Livingston, Montana, on Tuesday, May 22, 2001, at 12:30 p.m., Mountain Daylight Savings Time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of three directors of the Company;

     2. The approval of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     3. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on April 13, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Ann Worthington
                                    ANN WORTHINGTON
                                    SECRETARY

Livingston, Montana
April 20, 2001

------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                              PROXY STATEMENT
                                    OF
                        EMPIRE FEDERAL BANCORP, INC.
                           123 SOUTH MAIN STREET
                               P.O. BOX 1099
                         LIVINGSTON, MONTANA  59047
                               (406) 222-1981
------------------------------------------------------------------------------
                      ANNUAL MEETING OF STOCKHOLDERS
                                MAY 22, 2001
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Empire Federal Bancorp, Inc. ("Company") to be used at the Annual Meeting of Stockholders of the Company ("Meeting"). The Meeting will be held at the main office of Empire Bank ("Bank"), 123 South Main Street, Livingston, Montana, on Tuesday, May 22, 2001, at 12:30 p.m., Mountain Daylight Savings Time. The Company is the holding company for the Bank. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about April 20, 2001.

------------------------------------------------------------------------------
                         VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Only stockholders of record as of the close of business on April 13, 2001 ("Record Date") are entitled to vote at the Meeting, and are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 1,562,143 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of securities of the Company.

     As provided in the Company's Certificate of Incorporation, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

     If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

    Quorum Requirement. According to the Company's Bylaws, the presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be considered present and will be included in determining whether a quorum is present.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in this proxy statement and FOR the approval of the appointment of independent auditors. If a stockholder attends the Meeting, he or she may vote by ballot.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the Empire Bank ESOP. If a stockholder is a participant in the Empire Bank Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP, and allocated shares for which no voting instructions are received from participants, will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Vote Required. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Votes may be cast for or withheld from each nominee for election as director. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. The Company's Certificate of Incorporation prohibits stockholders from cumulating their votes for the election of directors.

     Approval of the appointment of independent auditors requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Meeting. In determining whether such proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

------------------------------------------------------------------------------
        VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The table also sets forth, as of the Record Date, information as to the shares of Common Stock beneficially owned by each director, the "named executive officers" of the Company, and all executive officers and directors of the Company as a group.

                                        Amount and Nature      Percent of
                                        of Beneficial          Common Stock
Beneficial Owner                        Ownership(1)           Outstanding
----------------                        -----------------      ------------
Beneficial Owners of More Than 5%

Empire Bank Employee                        199,914(2)           12.8%
  Stock Ownership Plan Trust

Directors(3)

Walter J. Peterson, Jr.                      25,968                 *


                           (table continued next page)

                                        Amount and Nature      Percent of
                                        of Beneficial          Common Stock
Beneficial Owner                        Ownership(1)           Outstanding
----------------                        -----------------      ------------

John R. Boe                                  14,368                *
Edwin H. Doig                                15,185                *
Sanroe J. Kaisler, Jr.                       10,185                *
Walter R. Sales                              15,185                *
Burton Wastcoat                               4,142                *
Beverly D. Harris(3)                         69,663              4.45

Named Executive Officers(4)

William H. Ruegamer(5)                        5,484                *
Kenneth P. Cochran(5)                         2,592                *

All Executive Officers and Directors        162,772             10.42
as a Group (9 persons)(3)
-------------
*     Less than 1 percent of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from the Record Date. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.
(2) Under the terms of the ESOP, the trustees will vote unallocated shares and allocated shares for which no voting instructions are received in the same proportion as shares for which the trustees have received voting instructions from participants. As of April 13, 2001, 47,843 shares have been allocated to participants' accounts. The trustees of the ESOP are First Bankers Trust Company, Quincy, Illinois.
(3) Includes vested and unvested shares in the Company's Management Recognition and Development Plan ("MRDP"). Participants in the MRDP exercise all rights incidental to ownership, including voting rights.
(4) Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Ruegamer and Cochran were the Company's only "named executive officers" for the fiscal year ended December 31, 2000.
(5)   Messrs. Ruegamer and Cochran are also directors of the Company.

------------------------------------------------------------------------------
                    PROPOSAL I - ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors currently consists of nine members. In accordance with the Company's Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms.

     The Board of Directors has nominated William H. Ruegamer, Beverly D. Harris and Edwin H. Doig for election as directors to serve for a three year period, or until their respective successors have been elected and qualified. All nominees are current members of the Board of Directors of the Company. Each director of the Company is also a director of the Bank.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute(s) as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Directors recommends that stockholders vote "FOR" the election of Messrs. Ruegamer and Doig and Mrs. Harris.

     The following table sets forth certain information regarding the nominees for election at the Meeting and the directors continuing in office after the Meeting.

                                                       Year First
                               Principal Occupation     Elected      Term to
    Name             Age(1)   During Last Five Years   Director (2)  Expire
    ----             ------   ----------------------   --------      -------

                                  BOARD NOMINEES

William H. Ruegamer    56    President and Chief
                             Executive Officer            1999        2004(3)
                             of the Bank and the
                             Company effective
                             January 1999.  Prior
                             to that, President and
                             Chief Executive Officer
                             of First Interstate Bank
                             and Executive Vice
                             President and Chief
                             Operating Officer of
                             First Interstate
                             BancSystem, Billings,
                             Montana.

Beverly D. Harris      67    Vice Chairman of the Board   1971        2004(3)
                             since January 1999.  Prior
                             to that, President of the
                             Bank and President and
                             Chief Executive Officer of
                             the Company; President of
                             Dime Insurance Agency,
                             Livingston, Montana.

Edwin H. Doig          69    Retired pharmacist. Chairman 1979        2004(3)
                             of the Board of the Company
                             and the Bank.

                   DIRECTORS CONTINUING IN OFFICE AFTER MEETING

Kenneth P. Cochran     58    Senior Vice President of     2000       2002
                             the Bank. Prior to that,
                             Senior Vice President,
                             First Interstate Bank,
                             Billings, Montana, from
                             1989 to March 1, 2000.

John R. Boe            76    Retired junior high         1979        2002
                             school teacher and vice
                             principal.

Burton Wastcoat        61    Broker and owner of         1998        2002
                             Coldwell-Banker/RCI
                             Realty.

Walter J.              77    Former Chairman of the      1964        2003
 Peterson, Jr.               Board of the Company and
                             the Bank; Vice President
                             of Dime Insurance Agency,
                             Livingston, Montana.

                       (table continued on next page)

                                                        Year First
                               Principal Occupation     Elected     Term to
Name                  Age(1)   During Last Five Years   Director(2)  Expire
----                  -----    ----------------------   ----------  -------

              DIRECTORS CONTINUING IN OFFICE AFTER MEETING (continued)

Sanroe J. Kaisler, Jr.  76     Retired insurance broker.    1964      2003
                               Director of Dime Insurance
                               Agency, Livingston,
                               Montana.

Walter R. Sales         72     Retired rancher and former   1977      2003
                               Montana Legislator.

-----------------
(1)  At December 31, 2000.
(2)  Includes prior service on the Board of Directors of the Bank.
(3)  Assuming re-election at the Meeting.

------------------------------------------------------------------------------
             MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Bank conduct their business through meetings and committees of the Boards of Directors. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held eight meetings and the Board of Directors of the Bank held 12 meetings. Neither the Company nor the Bank held any special meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such Board member served during this period.

     Committees of the Company's Board of Directors. The Company's Board of Directors has established Executive, Audit and Nominating Committees, among others.

     The Executive Committee, consisting of Directors Harris, Peterson and Kaisler, meets as needed. This Committee generally has the power and authority to act on behalf of the Board of Directors between scheduled Board meetings, unless specific matters are delegated to it for action by the Board. The Executive Committee did not meet during the fiscal year ended December 31, 2000.

     The Audit Committee, consisting of Directors Sales, Doig and Wastcoat, meets as needed and is responsible for reviewing the external auditors' reports and results of their examination. The Audit Committee met once during the fiscal year ended December 31, 2000.

     The full Board of Directors acts as a Nominating Committee to select management's nominees for election as directors of the Company. The Board of Directors met once in its capacity as the nominating committee during the fiscal year ended December 31, 2000.

     Committees of the Bank's Board of Directors. The Bank's Board of Directors has established Executive, Audit and Compensation Committees, among others.

     The Executive Committee, consisting of Directors Harris, Peterson and Kaisler, meets as needed and generally has the authority to act on behalf of the Board of Directors between scheduled Board meetings, unless specific matters are delegated to it for action by the Board. The Executive Committee did not meet during the fiscal year ended December 31, 2000.

     The full Board of Directors acts as the Bank's Compensation Committee. This Committee is responsible for reviewing and recommending compensation to be paid to executive officers. Mr. Ruegamer recuses himself from the Committee when it considers matters regarding his compensation. The Compensation Committee met once during the fiscal year ended December 31, 2000.

     The full Board of Directors acts as a Nominating Committee to select management's nominees for election as directors of the Bank. The Board of Directors met once in its capacity as the nominating committee during the fiscal year ended December 31, 2000.

     The Audit Committee, consisting of Directors Sales, Doig and Wastcoat meets as needed and is responsible for reviewing the external auditors' reports and results of their examination. The Audit Committee met three times during the fiscal year ended December 31, 2000.

Audit Committee Matters

     Audit Committee Report.   The Company's Audit Committee has issued the
following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2000:

     The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2000 audited financial statements;

     . The Audit Committee has discussed with the Company's independent auditors (KPMG LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

     . The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

     . Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2000 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

     Submitted by the Audit Committee of the Company's Board of Directors:

                                             Edwin H. Doig, Chairman
                                             Walter R. Sales
                                             Burton Wastcoat

------------------------------------------------------------------------------
                           DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Directors receive a retainer of $500 per month and a fee of $250 for attendance at regular Board meetings of the Bank and a fee of $250 per month, payable quarterly, for service on the Company's Board of Directors. In addition, Directors residing in Bozeman, Montana, Big Timber, Montana, and Billings, Montana, receive $20 per meeting for travel expenses. No additional fees are paid to Directors for attendance at committee meetings. Directors' fees for the Bank and the Company totalled $78,540 and $27,000, respectively, for the fiscal year ended December 31, 2000.

     On April 29, 1999, the Board of Directors granted Burton Wastcoat options under the Company's Stock Option Plan to purchase 5,184 shares of stock, at an exercise price of $11.69. The option has a five-year term and vests in 20% annual increments, with the first and second increments having vested on April 29, 2000 and April 29, 2001, respectively, and the remaining 60% scheduled to vest on April 29, 2002, 2003 and 2004, respectively.

     On April 29, 1999, the Board of Directors awarded Burton Wastcoat restricted stock awards under the Company's MRDP for 2,592 shares. The award vests over a five-year period in 20% annual increments, with the first and second increments having vested on April 29, 2000 and April 29, 2001, respectively, and the remaining 60% scheduled to vest on April 29, 2002, 2003 and 2004, respectively.

     For information regarding stock options granted, and MRDP shares awarded to Mr. Ruegamer, see "Executive Compensation."

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for Mr. William H. Ruegamer and Mr. Kenneth P. Cochran. No other executive officers earned salary and bonus in excess of $100,000 during fiscal 2000.


                                                                Long-term Compensation
                               Annual Compensation(1)                   Awards
                               -----------------------          ----------------------
                                                                Restricted    Number            All
Name and                                                           Stock        of            Other Annual
Position                       Year   Salary(2)  Bonus           Awards(3)   Options(4)       Compensation
--------                       ----   --------   -----          ----------   ----------       ------------
William H. Ruegamer            2000   $120,000   $  --          $    --          --              $34,722
President and Chief            1999    115,000     500            60,601      12,960                 --
Executive Officer
of the Company
and the Bank

Kenneth P. Cochran             2000    105,000     500               --          --                  --
Senior Vice President          1999     NM (5)      --               --        5,000                 --
of the Bank



--------------------
(1) Excludes certain additional benefits, the aggregate amounts of which do not exceed 10% of total salary and bonus.
(2) Amount for 2000 excludes directors fees of $11,000 for Mr. Ruegamer and $9,950 for Mr. Cochran.
(3) Represents the value of restricted stock awards at April 29, 1999 and January 26, 2001, the dates of grant, pursuant to the MRDP. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. At December 31, 2000, the value of the unvested awards for Mr. Ruegamer (which vest pro rata over a five-year period with the second 20% installment having vested in April 29, 2001) was $49,246 (4,147 shares at $11.875 per share) and the value of Mr. Cochran's unvested awards (which vest pro rata over a five-year period with the first 20% installment not vesting until January 26, 2002) as of January 26, 2001 was $31,428 (2,592 shares at $12.125 per share).
(4) Represents the number of options granted on April 29, 1999, which vest at a rate of 20% per year over a five year period. At December 31, 2000, a total of 10,368 and 4,000 options remain unvested for Mr. Ruegamer and Mr. Cochran, respectively.
(5) Not material. Mr. Cochran was employed only for two weeks in fiscal 1999 and received stock options in connection with his employment.

Option Grants in Last Fiscal Year

     No stock options were granted to the named executive officers during the fiscal year ended December 31, 2000.

Option Exercise/Value Table

     The following information with respect to options exercised during the fiscal year ended December 31, 2000, and remaining unexercised at the end of the fiscal year, is presented for the named executive officers.


                                                         Number of
                                                     Securities Underlying     Value of Unexercised
                                                     Unexercised Options       In-the-Money Options
                       Shares                        at Fiscal Year End(#)     at Fiscal Year End($)
                     Acquired on      Value         -------------------------  ----------------------------
Name                 Exercise (#)    Realized($)    Exercisable Unexercisable  Exercisable Unexercisable(1)
----                 -----------     -----------    ----------- -------------  ----------- ----------------
William H. Ruegamer      --              --            2,592        10,368        $480       $1,918
Kenneth P. Cochran       --              --            1,000         4,000         375        1,500





-----------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. Options are in-the-money if the market value of
     shares covered by the options is greater than the exercise price.   The
     exercise price on the option grant dates for Messrs. Ruegamer and Cochran was $11.69 and $11.50, respectively. The price of the Common Stock at December 31, 2000 was $11.875.

     Employment Agreements.   The Company and the Bank (collectively, the
"Employers") have entered into three year employment agreements ("Employment Agreements") with William H. Ruegamer and Kenneth P. Cochran(together "Employees"). Under the Employment Agreements, the current base salary for Messrs. Ruegamer and Cochran is $120,000 and $105,000, respectively, which amounts are paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. In determining the salary levels for Messrs. Ruegamer and Cochran, the Board will consider compensation levels for similarly situated executives at comparable institutions, the financial performance of the Bank, as well as Messrs. Ruegamer's and Cochran's performance. Messrs. Ruegamer's and Cochran's Employment Agreements provide for a term of three years, which may be extended for an additional term. The Employment Agreements are terminable by the Employers at any time or upon the occurrence of certain events specified by federal regulations.

     The Employment Agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also are provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Employees are assigned duties inconsistent with their respective position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the Employment Agreements as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payments and benefits from the Employers will have a value equal to 2.99 times the Employees' average annual compensation during the five-year period preceding the change in control. Assuming that a change in control had occurred at December 31, 2000, Messrs. Ruegamer and Cochran would be entitled to severance payments and benefits with a value of approximately
$702,650 and $313,950, respectively.   Section 280G of the Internal Revenue

Code states that severance payments and benefits that equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The Employment Agreements restricts the Employees right to compete against the Employers for a period of one year from the date of termination of the agreement if it is terminated without cause, except in the event of a change in control.

     The Company has entered into similar employment and severance agreements with other employees of the Company.

Compensation Committee Interlocks and Insider Participation

     Mr. Ruegamer serves as a member of the Compensation Committee. Although Mr. Ruegamer recommends compensation to be paid to executive officers, the entire Board of Directors of the Bank reviews such recommendations and sets the compensation for Mr. Ruegamer.

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with during the fiscal year ended December 31, 2000.

------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and does not involve more than the normal risk of repayment or present other unfavorable features, and the Bank has adopted a policy to this effect. At December 31, 2000, the Bank had only one outstanding loan to Mr. William Ruegamer in the amount of $83,640.

     Mr. Joseph T. Swindlehurst, General Counsel to the Bank, is a partner with the law firm of Huppert & Swindlehurst, P.C. in Livingston, Montana. Mr.
Swindlehurst is the brother of Mrs. Harris.   During the year ended December
31, 2000, Huppert & Swindlehurst, P.C. was paid approximately $3,055 in fees and expense reimbursement for services rendered to the Company and the Bank, which amount did not exceed 5% of the law firm's annual gross revenues.

------------------------------------------------------------------------------
        PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     KPMG LLP served as the Company's independent auditors for the fiscal year ended December 31, 2000. The Board of Directors has appointed KPMG LLP as independent auditors for the fiscal year ending December 31, 2001, subject to approval by stockholders. A representative of KPMG LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

Audit Fees

     The aggregate fees billed to the Company by KPMG LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2000 and the reviews of the financial statements included in the Company Forms 10-QSB for that year were approximately $65,000.

Financial Information Systems Design and Implementation Fees

     KPMG LLP performed no financial information system design or implementation work for the Company during the fiscal year ended December 31, 2000.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Company by KPMG LLP for fiscal 2000, none of which were financial information systems design and implementation fees, were approximately $10,000. The Audit Committee of the Board of Directors determined that the services performed by KPMG LLP other than audit services are not incompatible with KPMG LLP maintaining its independence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

------------------------------------------------------------------------------
                             OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors of the Company is not aware of any business to come before the Meeting other than the matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof according to the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                             MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or telecopier without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of these proxy solicitation materials or as having been incorporated herein by reference.

------------------------------------------------------------------------------
                          SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 123 South Main Street, Livingston, Montana, no later than December 23, 2001. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ Ann Worthington
                                ANN WORTHINGTON
                                SECRETARY

Livingston, Montana
April 20, 2001

------------------------------------------------------------------------------
                              FORM 10-KSB
------------------------------------------------------------------------------

A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders as of the record date upon written request to Ann Worthington, Corporate Secretary, Empire Federal Bancorp, Inc., 123 South Main Street, Livingston, Montana 59047.

------------------------------------------------------------------------------

[x] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS SAMPLE      EMPIRE FEDERAL BANCORP, INC.
                                                                 With- For All
                                                             For hold  Except

                                         1. The election as
 ANNUAL MEETING OF STOCKHOLDERS             directors of all  [ ]  [ ]   [ ]
          MAY 22, 2001                      nominees listed
                                            below(except as
The undersigned hereby appoints the         marked to the
entire Board of Directors as the            contrary below).
official Proxy Committee with full
powers of substitution, as attorneys        William H. Ruegamer
and proxies for the undersigned, to         Beverly D. Harris
vote all shares of common stock of Empire   Edwin H. Doig
Federal Bancorp, Inc. ("Corporation")
which the undersigned is entitled to     INSTRUCTION:  To withhold authority
vote at the Annual Meeting of Stock-     to vote for any individual nominee,
holders ("Meeting"), to be held at the   mark "For All Except" and write that
main office of Empire Bank, 123 South    nominee's name in the space provided
Main Street, Livingston, Montana, on     below.
Tuesday, May 22, 2001, at 12:30 p.m.,
Mountain Daylight Savings Time, and at   -------------------------------------
any and all adjournments thereof, as
indicated to the right:                                    For Against Abstain
                                         2. The approval   [ ]   [ ]     [ ]
                                            of the appoint-
                                            ment of KPMG LLP
                                            as independent
                                            auditors for the
                                            fiscal year ending
                                            December 31, 2001.

                                         3. Such other matters as may properly
                                            come before the Meeting or any
                                            adjournments thereof.

                                            The Board of Directors recommends
                                         a vote "FOR" the above proposals.

                                         THIS PROXY WILL BE VOTED AS DIRECTED,
                        -------------    BUT IF NO INSTRUCTIONS ARE SPECIFIED,
Please be sure to sign     Date          THIS PROXY WILL BE VOTED FOR THE
 below and date this                     PROPOSITIONS STATED.  IF ANY OTHER
 Proxy in the box pro-                   BUSINESS IS PRESENTED AT SUCH
 vided.                                  MEETING, THIS PROXY WILL BE VOTED BY
-------------------------------------    THOSE NAMED IN THIS PROXY IN THEIR
                                         BEST JUDGMENT.  AT THE PRESENT TIME,
                                         THE BOARD OF DIRECTORS KNOWS OF NO
-------------------------------------    OTHER BUSINESS TO BE PRESENTED AT THE
Stockholder        Co-holder (if         MEETING.
Sign above         any) sign above          THIS PROXY IS SOLICITED BY THE
                                         BOARD OF DIRECTORS

------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage-paid envelope provided

                          EMPIRE FEDERAL BANCORP, INC.

   Should the undersigned be present and elect to vote at the Annual Meeting of Stockholders or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

   The abovesigned acknowledges receipt from the Corporation prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and the 2000 Annual Report to Stockholders.

   Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
           PROXY PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE.
------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------------

-------------------------------

-------------------------------